Exhibit 99.1

AvidXchange’s Board Authorizes First Ever Share Repurchase Plan of up to $100 Million

Charlotte, N.C. – August 22, 2024 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced that its board has approved a share repurchase program effective immediately with authorization to purchase up to $100 million of the Company’s common shares. Repurchases under the program may be made in the open market, in privately negotiated transactions or otherwise, including pursuant to a Rule 10b5-1 plan. The timing, price and volume of the repurchases will be executed based on various market and legal factors, and subject to a $50 million cap in any fiscal year pursuant to the terms of the Company’s recently amended and restated credit facility. The share repurchase program will terminate upon the earlier of December 31, 2025 or the date on which the maximum dollar amount has been expended, but is subject to suspension, modification or termination at any time at the Company’s discretion.

“Since going public, we have accelerated our path to adjusted EBITDA profitability and delivered our first ever profit on a GAAP basis driven by on-going revenue growth and gross margin expansion. The share repurchase reflects confidence in our long-term growth, profit and cashflow prospects; our disciplined capital allocation strategy to drive capital returns and partially offset stock-based compensation dilution; and our solid balance sheet, which has enabled us to pay down our bank debt while sustaining organic and inorganic reinvestments to fund the future innovation and growth within our core business,” said Michael Praeger, Chief Executive Officer & Co-Founder of AvidXchange.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,000 businesses and it has made payments to more than 1,200,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “outlook,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “continue,” “will” and similar words and phrases indicating future results. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our share repurchase program and the amount and timing of any future repurchases; our anticipated long-term growth, profitability, and cashflow prospects; our ability to drive capital returns; and the expected strength of our balance sheet. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Availability of Information on AvidXchange’s Website

Investors and others should note that AvidXchange routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations section of AvidXchange’s website. While not all information that AvidXchange posts to the Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, AvidXchange encourages investors, the media and others interested in AvidXchange to review the information that it shares at the Investor Relations link located at https://ir.avidxchange.com. Users may automatically receive email alerts and other information about AvidXchange when enrolling an email address by visiting “Email Alerts” in the “Resources” section of AvidXchange’s Investor Relations website https://ir.avidxchange.com.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309